Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets(1)
	December 31,
	2013	2012
	(Dollars in thousands)
Non-accrual loans	$17,905	$32,929
Loans 90 days or more past due and still accruing interest	-	7
Total non-performing loans	17,905	32,936
Other real estate and repossessed assets	18,282	26,133
Total non-performing assets	$36,187	$59,069
As a percent of Portfolio Loans
Non-performing loans	1.30%	2.32%
Allowance for loan losses	2.35	3.12
Non-performing assets to total assets	1.64	2.92
Allowance for loan losses as a percent of non-performing loans	180.54	134.43

(1)	Excludes loans classified as “troubled debt restructured” that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings (“TDR”)
	December 31, 2013
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$35,134	$79,753		$114,887
Non-performing TDR’s (1)	4,347	4,988	(2)	9,335
Total	$39,481	$84,741		$124,222

	December 31, 2012
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$40,753	$85,977		$126,730
Non-performing TDR’s (1)	7,756	9,177	(2)	16,933
Total	$48,509	$95,154		$143,663

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses	Twelve months ended
	December 31,
	2013		2012
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(Dollars in thousands)
Balance at beginning of period	$44,275	$598	$58,884	$1,286
Additions (deduction)
Provision for loan losses	(3,988)	-	6,887	-
Recoveries credited to allowance	8,270	-	6,522	-
Loans charged against the allowance	(16,232)	-	(27,408)	-
Reclassification to loans held for sale	-		(610)
Deductions included in non-interest expense	-	(90)	-	(688)
Balance at end of period	$32,325	$508	$44,275	$598

Net loans charged against the allowance to average Portfolio Loans	0.58%		1.39%

Alternative Sources of Funds

	December 31,
	2013			2012
		Average			Average
	Amount	Maturity	Rate	Amount	Maturity	Rate
	(Dollars in thousands)
Brokered CDs	$13,469	0.3 years	1.33%	$14,591	0.6 years	1.70%
Fixed-rate FHLB advances	17,181	3.5 years	6.38	17,622	4.5 years	6.38
Total	$30,650	2.1 years	4.16%	$32,213	2.7 years	4.26%

Capitalization
	December 31,
	2013	2012
	(In thousands)
Subordinated debentures	$40,723	$50,175
Amount not qualifying as regulatory capital	(1,223)	(1,507)
Amount qualifying as regulatory capital	39,500	48,668
Shareholders’ equity
Convertible preferred stock	-	84,204
Common stock	351,173	251,237
Accumulated deficit	(110,347)	(192,408)
Accumulated other comprehensive loss	(9,245)	(8,058)
Total shareholders’ equity	231,581	134,975
Total capitalization	$271,081	$183,643

Non-Interest Income
	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2013	2013	2012	2013	2012
	(In thousands)
Service charges on deposit accounts	$3,473	$3,614	$4,395	$14,076	$17,887
Interchange income	1,820	1,852	2,135	7,362	9,188
Net gains (losses) on assets
Mortgage loans	1,607	1,570	5,282	10,022	17,323
Securities	190	14	72	395	1,226
Other than temporary impairment loss on securities
Total impairment loss	-	-	(7)	(26)	(339)
Loss recognized in other comprehensive income	-	-	-	-	-
Net impairment loss recognized in earnings	-	-	(7)	(26)	(339)
Mortgage loan servicing	1,192	338	882	3,806	166
Investment and insurance commissions	429	447	560	1,709	2,146
Bank owned life insurance	335	353	401	1,363	1,622
Title insurance fees	421	409	484	1,682	1,963
Increase in fair value of U.S. Treasury warrant	-	-	(74)	(1,025)	(285)
Net gain on branch sale	-	-	5,402	-	5,402
Other	1,446	1,240	1,865	5,465	7,266
Total non-interest income	$10,913	$9,837	$21,397	$44,829	$63,565

Capitalized Mortgage Loan Servicing Rights
	Three months ended December 31,		Twelve months ended December 31,
	2013	2012	2013	2012
	(In thousands)
Balance at beginning of period	$13,051	$10,205	$11,013	$11,229
Originated servicing rights capitalized	549	1,058	3,210	4,006
Amortization	(634)	(1,328)	(3,745)	(4,679)
Change in valuation allowance	744	1,078	3,232	457
Balance at end of period	$13,710	$11,013	$13,710	$11,013

Valuation allowance at end of period	$2,855	$6,087	$2,855	$6,087

Mortgage Loan Activity

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2013	2013	2012	2013	2012
	(Dollars in thousands)
Mortgage loans originated	$72,317	$97,391	$153,821	$419,494	$538,717
Mortgage loans sold	66,917	96,989	143,138	407,235	510,488
Mortgage loans sold with servicing rights released	10,849	16,017	23,459	57,099	83,296
Net gains on the sale of mortgage loans	1,607	1,570	5,282	10,022	17,323
Net gains as a percent of mortgage loans sold (“Loan Sales Margin”)	2.40%	1.62%	3.69%	2.46%	3.39%
Fair value adjustments included in the Loan Sales Margin	(0.38)	(0.89)	(0.15)	(0.55)	0.28

Non-Interest Expense
	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2013	2013	2012	2013	2012
	(In thousands)
Compensation	$8,435	$8,529	$9,804	$33,515	$39,002
Performance-based compensation	1,821	2,104	2,140	6,507	5,672
Payroll taxes and employee benefits	2,055	1,958	2,441	7,902	9,309
Compensation and employee benefits	12,311	12,591	14,385	47,924	53,983
Occupancy, net	2,257	2,017	2,416	8,845	10,104
Data processing	1,971	2,090	2,049	8,019	8,009
Loan and collection	1,374	1,584	1,836	6,886	9,965
Vehicle service contract counterparty contingencies	1,434	149	551	4,837	1,629
Furniture, fixtures and equipment	1,122	1,051	1,145	4,293	4,635
Communications	714	695	886	2,919	3,677
Legal and professional fees	616	487	1,058	2,459	4,175
FDIC deposit insurance	409	685	817	2,435	3,306
Advertising	552	652	652	2,433	2,494
Provision for loss reimbursement on sold loans	(284)	1,417	361	2,152	1,112
Interchange expense	407	410	478	1,645	1,799
Credit card and bank service fees	288	310	383	1,263	2,091
Net losses on other real estate and repossessed assets	146	119	943	1,237	2,854
Supplies	257	277	248	1,028	1,281
Amortization of intangible assets	203	203	249	812	1,065
Write-down of property and equipment held for sale	-	-	-	-	860
Recoveries related to unfunded lending commitments	(33)	(86)	(91)	(90)	(688)
Other	1,225	1,283	1,541	5,021	4,384
Total non-interest expense	$24,969	$25,934	$29,907	$104,118	$116,735

Average Balances and Tax Equivalent Rates
	Three Months Ended
	December 31,
	2013			2012
	Average			Average
	Balance	Interest	Rate(3)	Balance	Interest	Rate(3)
Assets (1)	(Dollars in thousands)
Taxable loans	$1,386,716	$19,515	5.60%	$1,503,104	$22,285	5.91%
Tax-exempt loans (2)	5,084	82	6.40	6,432	104	6.43
Taxable securities	398,843	1,287	1.28	201,790	688	1.36
Tax-exempt securities (2)	41,483	516	4.93	24,766	373	5.99
Cash – interest bearing	107,258	87	0.32	345,904	220	0.25
Other investments	22,854	244	4.24	20,696	210	4.04
Interest Earning Assets	1,962,238	21,731	4.40	2,102,692	23,880	4.53
Cash and due from banks	44,388			51,863
Other assets, net	185,766			150,592
Total Assets	$2,192,392			$2,305,147

Liabilities
Savings and interest-bearing checking	$916,736	267	0.12	$1,030,245	378	0.15
Time deposits	438,418	1,076	0.97	514,696	1,583	1.22
Other borrowings	58,989	831	5.59	67,850	879	5.15
Interest Bearing Liabilities	1,414,143	2,174	0.61	1,612,791	2,840	0.70
Non-interest bearing deposits	512,234			521,874
Other liabilities	35,894			43,363
Shareholders’ equity	230,121			127,119
Total liabilities and shareholders’ equity	$2,192,392			$2,305,147

Net Interest Income		$19,557			$21,040

Net Interest Income as a Percent of Average Interest Earning Assets			3.96%			3.99%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized.

Average Balances and Tax Equivalent Rates
	Twelve Months Ended
	December 31,
	2013			2012
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets (1)	(Dollars in thousands)
Taxable loans	$1,408,305	$80,434	5.71%	$1,543,592	$93,494	6.06%
Tax-exempt loans (2)	5,491	354	6.45	6,864	440	6.41
Taxable securities	305,468	4,059	1.33	216,355	2,934	1.36
Tax-exempt securities (2)	32,051	1,680	5.24	26,111	1,593	6.10
Cash – interest bearing	139,082	396	0.28	337,311	858	0.25
Other investments	21,673	901	4.16	20,645	782	3.79
Interest Earning Assets	1,912,070	87,824	4.59	2,150,878	100,101	4.65
Cash and due from banks	44,745			53,926
Other assets, net	164,281			159,925
Total Assets	$2,121,096			$2,364,729

Liabilities
Savings and interest-bearing checking	$908,740	1,131	0.12	$1,060,882	1,830	0.17
Time deposits	423,291	4,575	1.08	552,903	7,083	1.28
Other borrowings	65,517	3,456	5.27	72,240	4,230	5.86
Interest Bearing Liabilities	1,397,548	9,162	0.66	1,686,025	13,143	0.78
Non-interest bearing deposits	500,673			523,926
Other liabilities	38,462			40,719
Shareholders’ equity	184,413			114,059
Total liabilities and shareholders’ equity	$2,121,096			$2,364,729

Net Interest Income		$78,662			$86,958

Net Interest Income as a Percent of Average Interest Earning Assets			4.11%			4.04%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Commercial Loan Portfolio Analysis as of December 31, 2013
		Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$11,507	$1,472	$742	$2,214	19.2%
Land Development	12,604	3,216	295	3,511	27.9
Construction	7,643	441	-	441	5.8
Income Producing	251,006	21,702	1,898	23,600	9.4
Owner Occupied	206,156	20,358	1,849	22,207	10.8
Total Commercial Real Estate Loans (1)	$488,916	$47,189	4,784	$51,973	10.6

Other Commercial Loans(1)	$146,270	$12,315	585	$12,900	8.8
Total non-performing commercial loans			$5,369

(1)	The total of these two categories is different than the December 31, 2013, Consolidated Statement of Financial Condition due primarily to loans in process.